Exhibit 99.(h)(1)(B)

AMENDMENT

To

Transfer Agency and Service Agreement Between

SS&C GIDS, Inc.

And

American Beacon Funds

This Amendment is made as of this 3rd day of August 2023, by SS&C GIDS, Inc. (the “Transfer Agent”) and American Beacon Funds on behalf of its series listed in Schedule A, severely and not jointly (each a “Fund”, collectively the “Funds”). In accordance with Section 13 (Miscellaneous/Additional Funds) of the Transfer Agency and Service Agreement between American Beacon Funds and the Transfer Agent dated February 1, 2023, as amended (the “Agreement”), the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. Any current Schedule A to the Agreement is hereby added to, replaced and/or superseded with the Schedule A attached hereto dated August 3, 2023; and

2.	All defined terms and definitions in the Agreements shall be the same in this Amendment (the “August 3, 2023 Amendment”) except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this August 3, 2023 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this August 3, 2023 Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS		SS&C GIDS, INC.
on behalf of its series listed in Schedule A, severely and not jointly

By:	/s/ Terri McKinney	By:	/s/ N P Wright
Name:	Terri McKinney	Name:	Nick Wright
Title:	Vice President	Title:	Authorized Signatory

As an Authorized Officer on behalf of each of the Funds indicated on Schedule A
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SCHEDULE A

American Beacon Funds

Effective: August 3, 2023

R5 CLASS (Formerly INSTITUTIONAL CLASS)
AHL Managed Futures Strategy Fund - R5 Class
AHL TargetRisk Fund - R5 Class
ARK Transformational Innovation Fund - R5 Class
Balanced Fund - R5 Class
Bridgeway Large Cap Growth Fund - R5 Class
Bridgeway Large Cap Value Fund - R5 Class
Developing World Income Fund - R5 Class
EAM International Small Cap Fund - R5 Class
FEAC Floating Rate Income Fund - R5 Class
Garcia Hamilton Quality Bond Fund - R5 Class
International Equity Fund - R5 Class
Large Cap Value Fund - R5 Class
Shapiro Equity Opportunities Fund - R5 Class
Shapiro SMID Cap Equity Fund - R5 Class
SiM High Yield Opportunities Fund - R5 Class
Small Cap Value Fund - R5 Class
SSI Alternative Income Fund - R5 Class
Stephens Mid-Cap Growth Fund - R5 Class
Stephens Small Cap Growth Fund - R5 Class
The London Company Income Equity Fund - R5 Class
TwentyFour Strategic Income Fund - R5 Class

R6 CLASS
AHL Multi-Alternatives Fund - R6 Class*
ARK Transformational Innovation Fund - R6 Class
Bridgeway Large Cap Growth Fund- R6 Class
Bridgeway Large Cap Value Fund - R6 Class
Garcia Hamilton Quality Bond Fund - R6 Class
International Equity Fund - R6 Class
Large Cap Value Fund - R6 Class
NIS Core Plus Bond Fund - R6 Class
Shapiro SMID Cap Equity Fund - R6 Class
Small Cap Value Fund - R6 Class
Stephens Mid-Cap Growth Fund - R6 Class
Stephens Small Cap Growth Fund - R6 Class
The London Company Income Equity Fund - R6 Class
TwentyFour Sustainable Short Term Bond Fund - R6 Class
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SCHEDULE A

American Beacon Funds

Effective: August 3, 2023

INVESTOR CLASS
AHL Managed Futures Strategy Fund - Investor Class
AHL TargetRisk Fund - Investor Class
ARK Transformational Innovation Fund - Investor Class
Balanced Fund - Investor Class
Bridgeway Large Cap Growth Fund - Investor Class
Bridgeway Large Cap Value Fund - Investor Class
Developing World Income Fund - Investor Class
EAM International Small Cap Fund - Investor Class
FEAC Floating Rate Income Fund - Investor Class
Garcia Hamilton Quality Bond Fund - Investor Class
International Equity Fund - Investor Class
Large Cap Value Fund - Investor Class
Shapiro Equity Opportunities Fund - Investor Class
Shapiro SMID Cap Equity Fund - Investor Class
SiM High Yield Opportunities Fund - Investor Class
Small Cap Value Fund - Investor Class
SSI Alternative Income Fund - Investor Class
Stephens Mid-Cap Growth Fund - Investor Class
Stephens Small Cap Growth Fund - Investor Class
The London Company Income Equity Fund - Investor Class
TwentyFour Strategic Income Fund - Investor Class

ADVISOR CLASS
Balanced Fund - Advisor Class
International Equity Fund - Advisor Class
Large Cap Value Fund - Advisor Class
Small Cap Value Fund - Advisor Class

SP CLASS
FEAC Floating Rate Income Fund - SP Class
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SCHEDULE A

American Beacon Funds

Effective: August 3, 2023

C CLASS
AHL Managed Futures Strategy Fund - C Class
AHL Multi-Alternatives Fund - C Class*
AHL TargetRisk Fund - C Class
ARK Transformational Innovation Fund - C Class
Balanced Fund - C Class
Bridgeway Large Cap Growth Fund - C Class
Bridgeway Large Cap Value Fund - C Class
Developing World Income Fund - C Class
FEAC Floating Rate Income Fund - C Class
International Equity Fund - C Class
Large Cap Value Fund - C Class
NIS Core Plus Bond Fund - C Class
Shapiro Equity Opportunities Fund - C Class
Shapiro SMID Cap Equity Fund - C Class
SiM High Yield Opportunities Fund - C Class
Small Cap Value Fund - C Class
Stephens Mid-Cap Growth Fund - C Class
Stephens Small Cap Growth Fund - C Class
The London Company Income Equity Fund - C Class
TwentyFour Strategic Income Fund - C Class
TwentyFour Sustainable Short Term Bond Fund - C Class
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SCHEDULE A

American Beacon Funds

Effective: August 3, 2023

Y CLASS
AHL Managed Futures Strategy Fund - Y Class
AHL Multi-Alternatives Fund - Y Class*
AHL TargetRisk Fund - Y Class
ARK Transformational Innovation Fund - Y Class
Balanced Fund - Y Class
Bridgeway Large Cap Growth Fund - Y Class
Bridgeway Large Cap Value Fund - Y Class
Developing World Income Fund - Y Class
EAM International Small Cap Fund - Y Class
FEAC Floating Rate Income Fund - Y Class
Garcia Hamilton Quality Bond Fund - Y Class
International Equity Fund - Y Class
Large Cap Value Fund - Y Class
NIS Core Plus Bond Fund - Y Class
Shapiro Equity Opportunities Fund - Y Class
Shapiro SMID Cap Equity Fund - Y Class
SiM High Yield Opportunities Fund - Y Class
Small Cap Value Fund - Y Class
SSI Alternative Income Fund - Y Class
Stephens Mid-Cap Growth Fund - Y Class
Stephens Small Cap Growth Fund - Y Class
The London Company Income Equity Fund - Y Class
TwentyFour Strategic Income Fund - Y Class
TwentyFour Sustainable Short Term Bond Fund - Y Class
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SCHEDULE A

American Beacon Funds

Effective: August 3, 2023

A CLASS
AHL Managed Futures Strategy Fund - A Class
AHL Multi-Alternatives Fund - A Class*
AHL TargetRisk Fund - A Class
ARK Transformational Innovation Fund - A Class
Balanced Fund - A Class
Bridgeway Large Cap Growth Fund - A Class
Bridgeway Large Cap Value Fund - A Class
Developing World Income Fund - A Class
FEAC Floating Rate Income Fund - A Class
International Equity Fund - A Class
Large Cap Value Fund - A Class
NIS Core Plus Bond Fund - A Class
Shapiro Equity Opportunities Fund - A Class
Shapiro SMID Cap Equity Fund - A Class
SiM High Yield Opportunities Fund - A Class
Small Cap Value Fund - A Class
Stephens Mid-Cap Growth Fund - A Class
Stephens Small Cap Growth Fund - A Class
The London Company Income Equity Fund - A Class
TwentyFour Strategic Income Fund - A Class
TwentyFour Sustainable Short Term Bond Fund - A Class

*The American Beacon AHL Multi-Alternatives Fund is expected to launch on or about August 15, 2023.

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